UBS PACESM Select Advisors Trust

UBS PACE Large Co Value Equity Investments

UBS PACE Large Co Growth Equity Investments

UBS PACE Global Fixed Income Investments

Supplement to the prospectuses relating to Class A, Class B, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") and the Statement of Additional Information ("SAI"), each dated November 30, 2006

September 25, 2007

Dear Investor,

The purpose of this supplement is to update information regarding the above named funds. Each of UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments currently has a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Under that policy, large capitalization companies means companies with a total market capitalization of $6.0 billion or greater at the time of purchase. Effective November 30, 2007, large capitalization companies will mean companies with a total market capitalization of $3.0 billion or greater at the time of purchase.

With respect to UBS PACE Large Co Value Equity Investments, the name of one of the fund's investment advisors has changed from "Institutional Capital Corporation" to "Institutional Capital LLC" and certain changes have been made with respect to the description of the portfolio management team at Institutional Capital LLC ("ICAP") as a result of the death of Robert H. Lyon, Chief Executive Officer and Chief Investment Officer of ICAP.

Additionally, with respect to UBS PACE Global Fixed Income Investments, the fund's investment subadvisor has agreed to a reduced subadvisory fee schedule.

As a result of these changes, the Prospectuses and SAI dated November 30, 2006 are hereby revised as follows:

I.  UBS PACE Large Co Value Equity Investments

Effective November 30, 2007, the section captioned "Principal investment strategies" on page 44 of the Multi-Class Prospectus and page 46 of the Class P Prospectus is revised by replacing the third sentence of the first paragraph in its entirety with the following:

Large capitalization companies means companies with a total market capitalization of $3.0 billion or greater at the time of purchase.

ZS318

All references to Institutional Capital Corporation in the Multi-Class Prospectus, Class P Prospectus and SAI should be replaced with Institutional Capital LLC.

All references to Robert H. Lyon or Mr. Lyon in the Multi-Class Prospectus and Class P Prospectus are hereby deleted in their entirety.

The section captioned "Investment advisors and portfolio managers" sub-headed "UBS PACE Large Co Value Equity Investments" beginning on page 118 of the Class P Prospectus and on page 119 of the Multi-Class Prospectus is revised by replacing the first and the second sentences of the fifth paragraph in its entirety with the following:

Jerrold K. Senser, CFA, is the chief executive officer and chief investment officer of ICAP. As CEO and CIO, Mr. Senser heads the investment committee and is the lead portfolio manager for all of ICAP's investment strategies.

The section captioned "Investment advisors and portfolio managers" sub-headed "UBS PACE Large Co Value Equity Investments" beginning on page 118 of the Class P Prospectus and on page 119 of the Multi-Class Prospectus is revised by replacing the first sentence of the sixth paragraph in its entirety with the following:

Thomas R. Wenzel, CFA, is the executive vice president and director of research and is a senior member of the investment committee. Mr. Wenzel serves as a lead portfolio manager for all of ICAP's investment strategies.

Effective November 30, 2007, the section captioned "The funds and their investment policies" sub-headed "UBS PACE Large Co Value Equity Investments" beginning on page 9 of the SAI is revised by replacing the seventh sentence of the first paragraph in its entirety with the following:

Large capitalization companies means companies with a total market capitalization of $3.0 billion or greater at the time of purchase.

II.  UBS PACE Large Co Growth Equity Investments

Effective November 30, 2007, the section captioned "Principal investment strategies" on page 50 of the Multi-Class Prospectus and page 52 of the Class P Prospectus is revised by replacing the third sentence of the first paragraph in its entirety with the following:

Large capitalization companies means companies with a total market capitalization of $3.0 billion or greater at the time of purchase.

Effective November 30, 2007, the section captioned "The funds and their investment policies" sub-headed "UBS PACE Large Co Growth Equity Investments" on page 10 of the SAI is revised by replacing the seventh sentence of the first paragraph in its entirety with the following:

Large capitalization companies means companies with a total market capitalization of $3.0 billion or greater at the time of purchase.

III.  UBS PACE Global Fixed Income Investments

The section captioned "Investment advisory arrangements" sub-headed "UBS PACE Global Fixed Income Investments" on page 90 of the SAI is revised by replacing the first sentence in its entirety with the following:

Under the current Advisory Agreement for this fund with Rogge Global Partners plc ("Rogge Global Partners"), UBS Global AM (not the fund) pays Rogge Global Partners a fee in the annual amount of 0.25% of the fund's average daily net assets that it manages up to and including $150 million, 0.18% of the average daily net assets above $150 million up to and including $500 million and 0.15% of the average daily net assets in excess of $500 million.